UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. ___ )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ❒

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❒	Preliminary Proxy Statement
❒	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
❒	Definitive Proxy Statement
❒	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

OSI Restaurant Partners, Inc.
(Name of Registrant as Specified In Its Charter)

not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE FOLLOWING PRESENTATION HAS BEEN MADE AVAILABLE TO CERTAIN EMPLOYEES IN CONNECTION WITH THE PROPOSED MERGER:

Partner Equity Plan
2007 Review
OSI

Notice
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This presentation does not constitute an offer to sell or solicitation of an offer to buy any of the interests or other securities discussed in this presentation. Such an offer or solicitation will be made only by delivery of a written prospectus.
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The past performance of any of the benchmark funds offered under the Partner Equity Program is no guarantee of future results.
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This presentation contains examples of potential results. These examples are for illustration purposes only. Actual results may be materially better or worse than shown in the examples.
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This presentation also may contain forward-looking statements. You are directed to Part I of OSI’s Form 10-K for the year ended December 31, 2006, which contains a discussion of factors that could result in actual results differing materially from those stated or implied in the forward-looking statements.

Partner Equity Plan - Review
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Buy-out Upon Completion of Term of Employment
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Partners receive a cash contribution to an income tax-deferred account in the Partner Equity Plan (PEP)
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100% of the contribution will be credited to the Diversified Account
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Partners will be able to allocate their Diversified Account(s) among the investment benchmarks available in the PEP
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The contribution for each Buy-out will be credited to its own Diversified Account – if you complete three employment agreements, you will have three Buy-out contributions and three accounts

OSI’s Partner Equity Plan
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OSI’s Partner Equity Plan, designed to embody the Principle of Sharing, will continue to provide:
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An income tax-deferred growth opportunity and
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A long-term wealth accumulation opportunity

PEP Advantages
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The Partner Equity Plan (“PEP”) brings the following advantages to our Managing Partners and Chef Partners:
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Opportunity for Earnings
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100% of your PEP account can be allocated according to your choice of benchmark funds in the Plan
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Diversification
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Partners may allocate the contribution in the Diversified Account using one or more of the 12 benchmark funds in the PEP
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Your account balance in the Diversified Account will be credited with gains or losses that “mirror” the market performance of the benchmark funds you selected
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To preserve the tax-deferred status of your account, the market performance of the funds is used only as a benchmark for gains or losses
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You will not have an investment or other interest in the funds themselves
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Partners may change fund allocations on the Diversified Account(s) via the Plan website, as frequently as daily for most funds

PEP Advantages (cont’d)
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The Partner Equity Plan (“PEP”) brings the following advantages to our Managing Partners and Chef Partners:
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Tax-Deferred Growth
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If your Diversified Account benchmark funds increase in value, the increase is tax-deferred
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Income taxes are not due until the distribution payments are made
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Note: If the benchmark funds have negative returns, the value of the Diversified Account will also decline

Merger – PEP Stock Account
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OSI is becoming privately owned and any Stock Account balance in the Plan will be converted to a cash credit ($40.00 per share) upon the closing of the Merger
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The credit will be contributed to the Diversified Account
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The credit will be allocated to benchmark funds based on your most recent allocation election, or
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If you haven’t chosen funds, it will go into the Money Market fund

Merger – Supplemental Contributions
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If you qualify, you will receive a Supplemental PEP Contribution (less required withholding) upon the closing of the Merger:
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Formula was included in Joseph Kadow’s memorandum dated November 7, 2006
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If you have a current Diversified Account and the payment schedule is the same contribution will be credited to your current account
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Contribution will be allocated according to your current fund allocation
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If the payment schedule differs from your current Diversified Account schedule, the Supplemental Contribution will go into a new Diversified Account
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Contribution will be allocated to Money Market until you elect a change

What Happens To My $25,000?
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PEP – Return of $25,000 (Initial Capital Contribution)
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In addition to PEP contribution, Managing Partner receives a return of $25,000 (less share of negative cash flow) paid in the form of a note with 5 equal principal payments plus interest with first payment commencing 1 year after completion of employment term.* Interest is paid at the Applicable Federal Rate. For employment contracts entered into after January 1, 2007, the $25,000 (less share of negative cash flow) will be returned in a lump sum cash payment upon completion of employment term.
  *Partners who renew in same store receive a promissory note upon leaving that store

PEP Contributions
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Contribution Amount (before tax withholding):
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3x [(cash distributions received for last 24 months of your 5-year term divided by 2)] - $25,000
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Contributions to the PEP will be made in cash to the Diversified benchmark funds
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The Diversified Accounts are used solely for recordkeeping purposes. For tax compliance reasons, your accounts will not contain actual shares of benchmark funds.
Note: Contract contribution amounts of $25,000 or less will be paid to the participants in cash following completion of contract.

Mechanics
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PEP contribution is a tax-deferred payment pursuant to an employment agreement
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PEP contribution is not paid for the buy-out of Managing Partner’s partnership interest
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$25,000* payment (in form of note for contracts entered into before January 1, 2007) is the purchase price paid for the buy-out of Managing Partner’s partnership interest
*Less share of negative cash flow
Note: Contract contribution amounts of $25,000 or less will be paid to the participants in cash following completion of contract.

FICA Withholding
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Contributions to the PEP will be “net” of the required FICA withholding (Social Security & Medicare) and income tax withholding only on the FICA tax withheld
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Distributions from the PEP, which include the earnings on your contributions, will not be subject to FICA tax

Timing of PEP Contributions
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Contributions will ordinarily be made to your PEP account at the end of your employment agreement
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For example:
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End of Employment Agreement = June 30
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Valuation Date = May 31
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The valuation for the contribution will be calculated as of the month-end prior to the month your agreement ends
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Contribution Date = July 15
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15 days after end of agreement
Note:
A cash contribution to replace stock in your Stock Account and any Supplemental PEP Contribution will be made to your PEP upon the closing of the Merger

Distributions
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Distributions under the PEP will be based on the following schedule (distributions at thesetimes and in these amounts are MANDATORY):
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25% 5 years after completion of the related employment agreement
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25% 7 years after completion (calculated as 1/3rd of remaining PEP balance)
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50% 10 years after completion (representing the remaining PEP balance)
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Distributions will be paid in a lump sum
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Distributions will be made net of required income tax withholding
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Distributions are not eligible for roll-over to IRA or other tax-qualified account

Tax on Distributions
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All distributions from a PEP account are taxed as ordinary income at time of distribution
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Trustee will deduct required income tax withholding from distribution amount and will distribute net amount to Partner.
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No FICA tax on distributions

Other Distributions
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Disability
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In the event of your disability, benefits will be paid in a lump sum for combined balances under $500,000
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For combined balances over $500,000, you will receive 3 annual installments
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Survivor Benefits
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In the event of your death, your beneficiary will be paid immediately in a lump sum for combined balances under $500,000
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For combined balances over $500,000, your beneficiary will receive 3 annual installments

What Happens on Renewal?
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Upon completion of contract:
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If you renew in same store:
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Receive PEP contribution
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Receive buy-out of $25,000* over 5 years (note) when you leave restaurant (lump sum for contracts entered into after January 1, 2007)
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Do not invest another $25,000
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PEP contribution for second and subsequent contracts in same store is not reduced by $25,000
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If you renew in different store or different concept:
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Receive PEP contribution
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Receive buy-out of $25,000* over 5 years (note)
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Invest $25,000 (or amount required by new concept) in new store
*Less share of negative cash flow

What If I Transfer?
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No pro-rata “buy-out”
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Receive credit for time as Managing Partner in old store
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$25,000* transferred to new store
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Receive PEP and $25,000* buy-out note when 5 years as Managing Partner completed**
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Applies to transfers within same concept and to transfers to different concept
* Less share of negative cash flow
**If you renew in same store, you will receive $25,000 buy-out note when you leave store. Lump sum for contracts entered into after January 1, 2007.

Benefit Security
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Funding
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OSI will set aside assets in a Rabbi Trust to meet its future payment obligations under the PEP
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Corporate-owned life insurance will be one of the assets in the trust to meet the PEP liability
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OSI may ask that you consent to be insured
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Security
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OSI is utilizing the best available techniques consistent with tax deferral to protect your benefits
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In order to have the tax deferral of the PEP, tax laws governing nonqualified plans require that in the event of bankruptcy you are an unsecured creditor of the Company

What Will Happen Next?
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You ought to have received a packet in the mail
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Memorandum on the merger
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Consent to Insurance & Supplement (active partners only)
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Highlights sheet with a list of funds and recent performance
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Copy of Joe Kadow’s memo
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Please review the information, and complete, sign and return the Consent to Insurance & the Supplement to the Consent to Insurance to the Plan recordkeeper, MullinTBG, by April 6, 2007
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If you have not receive a packet, please telephone or e-mail Janell Papik of MullinTBG, (310) 788-4894, janell.papik@MullinTBG.com
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Supplemental PEP Contribution – If you receive one, you will be notified within 30 days of the closing of the Merger and provided information on accessing the website to review your balance and choose funds
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Current PEP participants with a Stock Account – Your Stock Account will be converted to a dollar amount upon the closing of the Merger

Any Questions?
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You may review the revised Frequently Asked Questions, Plan Prospectus, Highlights and this Plan Overview Slide Presentation on the Outback Portal
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When you have received Web access, you may review further fund information at the PEP website, www.MullinTBG.com
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You may e-mail Joseph Kadow at PEPQs@outback.com
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You may telephone or e-mail MullinTBG representatives:
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Janell Papik, (310) 788-4894, janell.papik@MullinTBG.com; or
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Tonya Robinson, (310) 788-4897,
tonya.robinson@MullinTBG.com

Controlling Provisions
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These slides provide an overview of the OSI Partner Equity Plan
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The official and controlling provisions of the Plan are contained in the Plan document
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In case of any differences, the Plan document will govern
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OSI currently intends to continue the Plan indefinitely, but reserves the absolute right to discontinue future contributions or to otherwise amend the terms of the Plan at any time
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Neither OSI nor MullinTBG provides tax, estate or financial planning advice

Forward-Looking Statements

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, financing for the transaction and the completion of the transaction. These statements are based on the current expectations of management of OSI Restaurant Partners, Inc. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, (1) OSI Restaurant Partners may be unable to obtain shareholder approval required for the transaction; (2) OSI Restaurant Partners may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on OSI Restaurant Partners or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) the transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the businesses of OSI Restaurant Partners may suffer as a result of uncertainty surrounding the transaction; (6) the financing required for Bain Capital and Catterton Partners to complete the transaction may be delayed or may not be available and (7) OSI Restaurant Partners may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of OSI Restaurant Partners are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at http://www.sec.gov. Unless required by law, OSI Restaurant Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, a proxy statement of OSI Restaurant Partners and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI RESTAURANT PARTNERS AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about OSI Restaurant Partners at http://www.sec.gov, the SEC’s free internet site. Free copies of OSI Restaurant Partners’ SEC filings are also available on OSI Restaurant Partners’ internet site at http://www.osirestaurantpartners.com.

Participants in the Solicitation

OSI Restaurant Partners and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OSI Restaurant Partners’ stockholders with respect to the proposed transaction. Information regarding the officers and directors of OSI Restaurant Partners is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on March 30, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.